Exhibit 10.18

AMENDMENT NO. 1

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of July 31, 2007, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Company”), and each person listed on the signature pages hereof under the heading “TCP Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Registration Rights Agreement, dated as of July 26, 2005 (the “Agreement”), among the Company, the other persons listed on the signature pages thereof and the other parties to such agreement to facilitate the recapitalization transactions of the Company to be consummated on the date hereof; and

WHEREAS, the TCP Securityholders listed on the signature pages hereof are the Holders of a Majority of the Registrable Securities as defined in, and for purposes of, the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness; Capitalized Terms.

(a) This Amendment shall be effective as of the date hereof.

(b) All capitalized terms used in this Amendment and not defined herein have the meanings ascribed to such terms in the Agreement.

2. Definitions.

(a) Section 1 of the Agreement is hereby amended by adding, in the appropriate alphabetical order, the following definition to such Section 1:

“Rights Offering” means a registration under the Securities Act of an offering of Common Stock and rights to purchase Common Stock on substantially the terms provided for in the Equity Purchase and Rights Offering Agreement, dated as of July 16, 2007, as amended from time to time, among the Company and the other Persons listed on the signature pages thereof.

(b) The definitions of “Excluded Registration,” “Registrable Securities” and “WCAS Registration Rights Agreement” set forth in Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Excluded Registration” means (i) a registration of Common Stock under the Securities Act pursuant to a registration statement filed (a) on Form S-4 or

Form S-8 or any successor registration forms that may be adopted by the SEC or (b) in connection with an exchange offer or an offering of securities solely to existing stockholders of the Company (including, without limitation, the Rights Offering) or employees of the Company or its subsidiaries, (ii) a Rule 144A Resale Shelf Registration or (iii) a registration statement filed pursuant to Section 3 of the TCP Registration Rights Agreement.”

“Registrable Securities” means, collectively, with respect to any Holder, the following securities held by such Holder: (a) the shares of Common Stock issued upon conversion of the Preferred Shares; (b) the shares of Common Stock issued by the Company upon exercise or exchange of the Warrants (including, without limitation, the shares of Common Stock issued by the Company pursuant to the Series D Warrant Exchange Agreement, dated as of July 31, 2007, among the Company and the other Persons listed on the signature pages thereof); (c) the shares of Common Stock issued by the Company pursuant to the Exchange Agreement, dated as of July 31, 2007, among the Company, Interstate FiberNet, Inc. and the Persons listed as “TCP Holders” on the signature pages thereof; (d) the shares of Common Stock issued by the Company pursuant to the Exchange Agreement, dated as of July 31, 2007, among the Company, Interstate FiberNet, Inc. and the Persons listed as the “Babson Entities” on the signature pages thereof; (e) the Preferred Shares; (f) the Warrants; and (g) any securities paid, issued or distributed in respect of any shares of Common Stock referred to in clause (a), (b), (c) or (d) by way of stock dividend or distribution or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation or otherwise and held by such Holder. Securities shall cease to be Registrable Securities in accordance with Section 2.

“WCAS Registration Rights Agreement” means the Registration Rights Agreement, dated as of October 6, 2003, as amended as of December 4, 2003, July 26, 2005 and July 31, 2007, among the Company and the other Persons listed on the signature pages thereof.

3. No Inconsistent Agreements; Most Favorable Provisions. The second sentence of Section 15 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“The Holders agree for purposes of this Section 15 that the WCAS Registration Rights Agreement is not inconsistent with the rights of the Holders hereunder.”

4. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ Richard E. Fish, Jr.
Name:	Richard E. Fish, Jr.
Title:	Executive Vice President and Chief Financial Officer

TCP SECURITYHOLDERS:

SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Managing Partner

SPECIAL VALUE BOND FUND II, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard M. Levkowitz
Name:	Howard M. Levkowitz
Title:	Managing Partner